Exhibit 99.2

                                  Amendment to
                            ASSET PURCHASE AGREEMENT

     AMENDMENT dated as of January 2, 2004, (the "Amendment") to the Asset Purchase Agreement ("Agreement"), dated as of November 10, 2003, is by and among HUMANA TRANS SERVICES HOLDING CORP., a Delaware corporation doing business at 7466 New Ridge Road, Suite 7, Hanover, Maryland 21076 ("HTSC" or "Buyer") and CORPORATE PROGRAM ADMINISTRATORS, INC., a Pennsylvania Corporation, doing business at 265 Wyoming Avenue, Kingston, Pennsylvania 18704, ("Seller").

     WHEREAS, the Purchaser and Seller previously entered into an Asset Purchase Agreement ("Agreement"), --------- dated as of November 10, 2003, is by and among HUMANA TRANS SERVICES HOLDING CORP., ("HTSC" or "Buyer") and ----- CORPORATE PROGRAM ADMINISTRATORS, INC. ("Seller"); ------

     WHEREAS, the Purchaser and Seller desire to Amend the Agreement to reflect that the effective date of the Agreement is to be January 2, 2004; and

     WHEREAS, the Parties also desire to set forth the terms and conditions upon which the Purchaser and Seller shall operate the assets of the Seller prior to the amended effective date of the Agreement pursuant to this Amendment to the Agreement.

     NOW THEREFORE, in consideration of the mutual covenants and promises contained herein and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:


ARTICLE I: DEFINITIONS
           -----------

     1.1 Defined Terms. Unless expressly set forth in this Amendment, all Definitions, Defined Terms and Terms of the Purchase, shall have the same meaning as in the Agreement.

     1.2 "Balance Sheet" shall mean the balance sheet of Seller at the date indicated thereon, together with the notes thereon for the periods ended December 31, 2002 and December 31, 2003.

     1.3 "Year-End Financial Statements" shall mean the Balance Sheets and income statements dated as the Seller's fiscal years ended December 31, 2002 and December 31, 2003.

     1.4 Other Defined Terms. The following terms shall have the meanings defined for such terms in the Sections set forth below:


ARTICLE II: PURCHASE AND SALE OF ASSETS
            ---------------------------

  2.1  Purchase Price.
     2.1.1 Purchase Price. Upon the terms and subject to the conditions set forth herein, at the Closing, the Buyer shall pay to Seller, in consideration for the Assets, the following (the "Purchase Price") and issue to Seller the total amount of THREE HUNDRED SIX THOUSAND SHARES (306,000) of HTSC's common stock , $0.001 par value, bearing a restrictive legend pursuant to Rule 144. Such amount of shares shall include any and all payments as set forth in the Agreement for cash and fixed assets.

     2.1.2 Allocation of Purchase Price. The Purchase Price shall be allocated among the Assets in the manner required by Section 1060 of the Code and regulations thereunder. Buyer and Seller agree to each prepare and file on a timely basis with the Internal Revenue Service substantially identical initial and supplemental Internal Revenue Service Forms 8594 "Asset Acquisition Statements Under Section 1060."

2.2  Closing Date.
     The transaction shall close as effective as of January 1, 2004.


ARTICLE III: REPRESENTATIONS AND WARRANTIES OF SELLER
             ----------------------------------------

     All Representations of Seller and Buyer as set forth in the Agreement are to remain in full force and effect.


ARTICLE IV: MANAGEMENT AGREEMENT
            --------------------

     4.1 Prior to the execution of a Definitive Agreement for the purchase of SELLER by HTSC, the parties shall operate as pursuant to the terms of a Management Agreement, as set forth in subsection 4.2, below, whereby the wholly owned subsidiary of the Purchaser, Humana National Program Administrator Corp. ("HNPA") shall manage all the operations and accounts of SELLER. All operations are to be continued to be processed by SELLER, but shall be in the name of HNPA. SELLER shall retain ownership of all accounts and responsibility for all liabilities until the date of closing.

     4.2 It is understood and agreed that the parties for this agreement that in the interest of time the Definitive Purchase agreement will take time in completing and wish to include a management section to this term sheet. This management section will allow the transfer of certain assets specifically the accounts of SELLER to be transferred to HTSC to allow a correct accounting on payroll related liabilities and statutory benefits to begin on November 10, 2003, at 12:01 A.M., and continue until the definitive agreement replaces this term sheet. During this interim period SELLER will continue to process the said accounts on behalf of HTSC and as compensation for doing so shall retain the net profit of said accounts processing except a amount equaling one half of one percent (0.5%) of the total gross payroll processed during that term this shall be referred to as the interim term.


ARTICLE V: MISCELLANEOUS
           -------------

     5.1 Assignment. Neither this Amendment or the Agreement nor any of the rights or obligations hereunder may be assigned by any party without the prior written consent of the other parties; except that Buyer may, without such consent, assign all such rights to any lender as collateral security and assign all such rights and obligations to a wholly-owned subsidiary (or a partnership or other entity controlled by Buyer) or subsidiaries of Buyer or to a successor in interest to Buyer which shall assume all obligations and liabilities of Buyer under this Agreement. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, and no other person shall have any right, benefit or obligation under this Agreement as a third party beneficiary or otherwise.

     5.2 Notices. All notices, requests, demands and other communications which are required or may be given under this Agreement shall be in writing and shall be deemed to have been duly given when received if personally delivered; when transmitted if transmitted by telecopy, electronic or digital transmission method; the day after it is sent, if sent for next day delivery to a domestic address by recognized overnight delivery service (e.g., Federal Express); and upon receipt, if sent by certified or registered mail, return receipt requested. In each case notice shall be sent to:


         If to Buyer, addressed to:
              Mr. John Daly, President
              Humana Trans Services Holding Corp.
              7466 New Ridge Road, Suite 7
              Hanover, Maryland  21076

         If to Seller, addressed to:
              Mr. William Haines, President
              Corporate Program Administrators, Inc.
              265 Wyoming Avenue
              Kingston, Pennsylvania  18704

     or to such other place and with such other copies as either party may designate as to itself by written notice to the others.

     5.3 Choice of Law. This Agreement shall be construed, interpreted and the rights of the parties determined in accordance with the laws of the State of New York (without reference to the choice of law provisions thereof), except with respect to matters of law concerning the internal corporate affairs of any corporate entity which is a party to or the subject of this Agreement, and as to those matters the law of the jurisdiction under which the respective entity derives its powers shall govern.

     5.4 Entire Agreement; Amendments and Waivers. This Amendment and the Agreement, together with all exhibits and schedules hereto, constitutes the entire agreement among the parties pertaining to the subject matter hereof and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, of the parties. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto. No amendment, supplement, modification or waiver of this Agreement shall be binding unless executed in writing by the party to be bound thereby. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

     5.5 Multiple Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     5.6 Expenses. Except as otherwise specified in this Agreement, each party hereto shall pay its own legal, accounting, out-of-pocket and other expenses incident to this Agreement and to any action taken by such party in preparation for carrying this Agreement into effect.

     5.7 Invalidity. In the event that any one or more of the provisions contained in this Agreement or in any other instrument referred to herein, shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, then to the maximum extent permitted by law, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement or any other such instrument.

     5.8 Titles. The titles, captions or headings of the Articles, Sections and subsections herein are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

     5.9 Cumulative Remedies. All rights and remedies of either party hereto are cumulative of each other and of every other right or remedy such party may otherwise have at law or in equity, and the exercise of one or more rights or remedies shall not prejudice or impair the concurrent or subsequent exercise of other rights or remedies.

     IN WITNESS WHEREOF, the parties hereto have executed or caused this Agreement to be duly executed on their respective behalf, by their respective officers thereunto duly authorized, all as of the day and year first above written.


HUMANA TRANS SERVICES HOLDING CORP.,


         By:
            --------------------------------------------------
         Name: John Daly
         Its:     President


CORPORATE PROGRAM ADMINISTRATORS, INC.,


         By:
            ----------------------------------------------

         Name:    William Haines
         Its:     President